Exhibit 99.1

[LOGO]ENZON
PHARMACEUTICALS                                            For Immediate Release
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PRESS RELEASE
                                       Contact: Kenneth J. Zuerblis
                                                VP Finance & CFO
                                                908-541-8717

                                                Euro RSCG Life NRP
                                                Mark R. Vincent, Media Relations
                                                212-845-4239

                 ENZON REPORTS SECOND QUARTER FINANCIAL RESULTS
          Sales of Marketed Products Continue to Drive Revenue Growth

      BRIDGEWATER, NJ - February XX, 2004 - Enzon Pharmaceuticals, Inc. (NASDAQ:ENZN) announced today its financial results for the quarter ended December 31, 2003, the second quarter of Enzon's fiscal year (FY) 2004. The Company's net income for the second quarter of FY 2004 was $2.3 million, or $0.05 cents per diluted share, as compared to a net loss of $15.2 million or $0.35 cents per diluted share for the second quarter of FY 2003. The net loss for the second quarter of FY 2003 included a non-cash charge of $27.2 million, related to the write down of the carrying value of the Company's investment in Nektar Therapeutics.

      Total product sales for the four products marketed by the Company, ABELCET(R), ADAGEN(R), DEPOCYT(R), and ONCASPAR(R), increased by $19.9 million or 255% to $27.7 million, as compared to $7.8 million for the prior year's comparable quarter. This increase was primarily driven by an increase in North American ABELCET sales to $18.0 million for the second quarter of FY 2004, as compared to $589,000 for the second quarter of FY 2003. In November 2002, Enzon acquired the North American ABELCET business from Elan Corporation, plc. During the quarter, the Company also recorded $2.2 million in manufacturing revenue related to the ABELCET business.

      ADAGEN sales for the second quarter of FY 2004 were $4.0 million versus $4.1 million in the second quarter of FY 2003. Sales of ONCASPAR for the second quarter of FY 2004 increased by $1.3 million or 42% to $4.4 million, as compared to $3.1 million for the second quarter of FY 2003. Sales of DEPOCYT were $1.3 million for the second quarter of FY 2004. In January 2003, the Company in-licensed the North American rights to DEPOCYT from

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                                685 Route 202/206
                    Phone: (908) 541-8600 Fax: (908) 575-9457
                              http://www.enzon.com

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                                                                  Q2 FY04/page 2


SkyePharma PLC.

      "We are pleased to report continued execution on all fronts of our business that we control," commented Arthur J. Higgins, Enzon's chairman and chief executive officer. "We expect calendar 2004 to be a year of additional forward progress with significant near-term milestones driven by the recent addition of Onco TCS to our pipeline. Our ability to in-license one of the industry's most exciting late-stage oncology compounds is a direct result of Enzon's successful transformation from a royalty-based company into a fully integrated biopharmaceutical company that is a partner of choice."

      Total royalties for the second quarter of FY 2004 decreased by $11.4 million or 50%, to $11.5 million, as compared to $22.9 million for the second quarter of FY 2003. Total royalties for the quarter were made up principally of royalties from sales of PEG-INTRON marketed by Schering-Plough. The decrease was due to the introduction of a competing pegylated alpha interferon product, as well as the prior year benefiting from previously wait-listed patients initiating therapy.

      Research and development expenses increased by $1.7 million or 30% to $7.4 million in the second quarter of FY 2004, as compared to $5.7 million for the same quarter of FY 2003. The increase was due to the continued advancement of the Company's internal R&D programs, including the Company's two late-stage programs, Pegamotecan (previously referred to as PEG-camptothecin) and ATG Fresenius S, as well as earlier stage programs. Recently, patient dosing was initiated in a clinical trial designed to evaluate Pegamotecan as a single-agent, second-line therapy for the treatment of gastric and gastroesophageal junction cancers. This study was initiated based on the positive interim data yielded from the Company's ongoing Phase 2 trial for the treatment of gastric and gastroesophageal cancers. The Company believes that if this trial yields results that are similar to the interim Phase 2 data, Pegamotecan may be eligible for accelerated approval under Subpart H of the Food and Drug Act for the treatment of these cancers.

      Selling, general, and administrative expenses increased to $11.5 million in the second quarter of FY 2004 versus $7.4 million for the second quarter of FY 2003. This increase was due to the Company's acquisition of the North American rights to ABELCET in November 2002,

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                                685 Route 202/206
                    Phone: (908) 541-8600 Fax: (908) 575-9457
                              http://www.enzon.com
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                                                                  Q2 FY04/page 3


which included the hiring of a North American sales force.

      The management of Enzon will be hosting a conference call today, February 4, 2004 at 5:00 PM EST. All interested parties can access the live call using the following information:

                       Domestic Dial-In Number:        888-428-4480
                       International Dial-In Number:   612-288-0318
                       Access Code:                    716656

      Enzon's conference call will also be webcast in a "listen only" mode via the Internet at http://www.vcall.com. Additionally, for those parties unable to listen at the time of Enzon's conference call, a rebroadcast will be available following the call from Wednesday, February 4 2004 at approximately 10:15 PM EST. This rebroadcast will end on Wednesday, February 11, 2004 at midnight. The rebroadcast may be accessed using the following information:

                       Domestic Dial-In Number:           800-475-6701
                       International Dial-In Number:      320-365-3844
                       Access Code                        716656

      Enzon Pharmaceuticals is a biopharmaceutical company dedicated to the discovery, development and commercialization of therapeutics to treat life-threatening diseases. The company has developed or acquired a number of marketed products, including PEG-INTRON(R), marketed by Schering-Plough, and ABELCET(R), ONCASPAR(R), ADAGEN(R), and DEPOCYT(R), which are all marketed in North America by Enzon's hospital and oncology sales forces. Enzon's science-focused strategy includes an extensive drug development program that leverages the Company's macromolecular engineering technology platforms, including PEG modification and single-chain antibody (SCA(R)) technologies. Internal research and development efforts are complemented by strategic transactions that provide access to additional products, projects, and technologies. Enzon has several drug candidates in various stages of development, independently and with partners.

      There are forward-looking statements contained herein that are not based on historical fact, including without limitation statements containing the words "believes," "may," "plans," "will," "estimates," "continue," "anticipates," "intends," "expects," and similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause

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                                685 Route 202/206
                    Phone: (908) 541-8600 Fax: (908) 575-9457
                              http://www.enzon.com

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                                                                  Q2 FY04/page 4


actual results, events or developments to be materially different from the future results, events or developments discussed above. Such factors include the risk that Onco-TCS may not receive regulatory approval from the FDA, as well as those described in Enzon's Form 10-K and Forms 10-Q on file with the SEC, such as Enzon's ability to successfully launch and market Onco-TCS, Enzon's ability to sustain profitability and positive cash flow; risks in obtaining and maintaining regulatory approval for indications and expanded indications for Enzon's products; market acceptance of and continuing demand for Enzon's products; timing and results of clinical trials, including, without limitation, the ongoing clinical trials of Pegamotecan for the treatment of gastric and gastroesophageal cancers; the risk that the FDA may not deem Pegamotecan eligible for accelerated approval under Subpart H of the Food and Drug Act; and the impact of competitive products and pricing. These factors should be considered carefully and readers are cautioned not to place undue reliance on such forward-looking statements. All information in this press release is as of February 4, 2004 and the Company undertakes no duty to update this information.

      For further information regarding this press release, please go to Enzon's website at http://www.enzon.com and to Enzon's Investor Relations webpage at http://enzon.com/shareholders.html.

                        (Financial statements to follow)
                                      # # #

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                                685 Route 202/206
                    Phone: (908) 541-8600 Fax: (908) 575-9457
                              http://www.enzon.com

                  ENZON PHARMACEUTICALS, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                  Three Months ended December 31, 2003 and 2002
                      (In thousands, except per share data)
                                   (Unaudited)

                                                   December 31,   December  31,
                                                       2003           2002
                                                  -----------------------------
Revenues:
  Net sales                                       $      27,711   $       7,811
  Manufacturing revenue                                   2,187             733
  Royalties                                              11,547          22,903
  Contract revenue                                          253              50
                                                  -------------   -------------
    Total revenues                                       41,698          31,497
                                                  -------------   -------------
Costs and expenses:
  Cost of sales and manufacturing revenue                11,825           4,265
  Research and development expenses                       7,388           5,692
  Selling, general and administrative expenses           11,478           7,397
  Amortization of acquired intangibles                    3,358           1,293
  Write-down of carrying value of investments                --          27,237
                                                  -------------   -------------
     Total costs and expenses                            34,049          45,884
                                                  -------------   -------------
      Operating income (loss)                             7,649         (14,387)
                                                  -------------   -------------
Other income (expense):
  Investment income, net                                    706           4,345
  Interest expense                                       (4,957)         (4,957)
  Other income, net                                         101              --
                                                  -------------   -------------
                                                         (4,150)           (612)
                                                  -------------   -------------
Income (loss) before taxes                                3,499         (14,999)
Income tax provision                                      1,180             245
                                                  -------------   -------------
Net income (loss)                                       $2, 319        ($15,244)
                                                  =============   =============
Basic earnings (loss) per common share            $        0.05          ($0.35)
                                                  =============   =============
Diluted earnings (loss) per common share          $        0.05          ($0.35)
                                                  =============   =============

Weighted average number of common shares issued
and outstanding - basic                                  43,307          43,011
                                                  =============   =============
Weighted average number of common shares issued
and outstanding and dilutive potential common
shares outstanding                                       43,586          43,011
                                                  =============   =============

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                                685 Route 202/206
                    Phone: (908) 541-8600 Fax: (908) 575-9457
                              http://www.enzon.com

                  ENZON PHARMACEUTICALS, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                   Six Months ended December 31, 2003 and 2002
                     (In thousands, except per share data)
                                   (Unaudited)

                                                   December 31,    December 31,
                                                       2003            2002
                                                  -----------------------------
Revenues:
  Net sales                                       $      52,672   $      14,377
  Manufacturing revenue                                   3,791             733
  Royalties                                              25,358          41,321
  Contract revenue                                          521             134
                                                  -------------   -------------
    Total revenues                                       82,342          56,565
                                                  -------------   -------------
Costs and expenses:
  Cost of sales and manufacturing revenue                22,737           6,779
  Research and development expenses                      13,939           9,754
  Selling, general and administrative expenses           22,687          11,305
  Amortization of acquired intangibles                    6,716           1,328
  Write-down of carrying value of investments                --          27,237
                                                  -------------   -------------
     Total costs and expenses                            66,079          56,403
                                                  -------------   -------------
      Operating income                                   16,263             162
                                                  -------------   -------------
Other income (expense):
  Investment income, net                                  1,180           7,798
  Interest expense                                       (9,914)         (9,914)
  Other income, net                                         408              --
                                                  -------------   -------------
                                                         (8,326)         (2,116)
                                                  -------------   -------------
Income (loss) before taxes                                7,937          (1,954)
Income tax provision                                      2,814             506
                                                  -------------   -------------
Net income (loss)                                 $       5,123         ($2,460)
                                                  =============   =============
Basic earnings (loss) per common share            $        0.12          ($0.06)
                                                  =============   =============
Diluted earnings (loss) per common share          $        0.12          ($0.06)
                                                  =============   =============

Weighted average number of common shares issued
and outstanding - basic                                  43,298          42,995
                                                  =============   =============
Weighted average number of common shares issued
and outstanding and dilutive potential common
shares outstanding                                       43,591          42,995
                                                  =============   =============

                                       ###
================================================================================
                                685 Route 202/206
                    Phone: (908) 541-8600 Fax: (908) 575-9457
                              http://www.enzon.com